UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 20, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GENOMED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     000-49720                 43-1916702
----------------------------      ------------------      ----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


           9666 OLIVE BOULEVARD, SUITE 310, ST. LOUIS, MISSOURI 63131
           ----------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


                                 (314) 983-9933
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4- MATTER RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING AUDITORS

         Effective September 20, 2005, the Registrant's auditors Stark Winter Schenkein & Co., LLP ("Stark") resigned.

         During the period of engagement from May 3, 2005, through September 20, 2005, there were no disagreements between the Registrant and Stark on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stark would have caused Stark to make reference to the matter in its reports on the Registrant's financial statements, had any such reports been issued. During the period of engagement from May 3, 2005, through September 20, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         At this time, the Registrant has not yet engaged a new certifying auditors. Discussions with potential new auditors are underway at present.

         The Registrant has provided to Stark Winter a copy of the disclosures in this report and the Registrant has requested a letter from Stark Winter addressed to the Commission confirming the statements made by the Registrant in this report. A copy of that letter is attached as an exhibit to this report.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01      EXHIBITS

         16.1     Letter from Stark Winter Schenkein & Co. LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GenoMed, Inc.

Dated: November 18, 2005.           By: /s/ DAVID MOSKOWITZ MD, MA (Oxon.),FACP
                                       Chairman,
                                       Chief Executive Officer, and
                                       Chief Medical Officer